UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2020

LODGING FUND REIT III, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-56082	83-0556111
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1635 43rd Street South, Suite 205
Fargo, North Dakota	58103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (701) 630-6500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Line of Credit

On February 10, 2020, Lodging Fund REIT III, Inc. (the “Company”), through its operating partnership subsidiary, Lodging Fund REIT III OP, LP (the “Operating Partnership”), entered into a $5.0 million revolving line of credit loan agreement (the “Line of Credit”) with Western State Bank.  The Line of Credit requires monthly payments of interest only, with all outstanding principal amounts being due and payable at maturity on February 10, 2021.  The Line of Credit has a variable interest rate equal to the Prime Rate as published in the Wall Street Journal, plus 0.50%, resulting in an effective rate of 5.25% per annum as of February 10, 2020.  Outstanding amounts under the Line of Credit may be prepaid in whole or in part without penalty. The Line of Credit is secured by (i) a mortgage lien on the Company’s Holiday Inn Express hotel property in Cedar Rapids, Iowa (the “Cedar Rapids Hotel”), in an amount up to $2.0 million, (ii) a mortgage lien on the Company’s Hampton Inn hotel property in Eagan, Minnesota (the “Eagan Hotel”), in an amount up to $2.0 million, (iii) a security interest in all fixtures at each of the Cedar Rapids Hotel and the Eagan Hotel, (iv) an assignment of rents from each of the Cedar Rapids Hotel and the Eagan Hotel and (v) 100,000 limited partnership units of the Operating Partnership.  The Line of Credit includes cross-collateralization and cross-default provisions such that the Company’s existing mortgage loan agreements with Western State Bank with respect to the Cedar Rapids Hotel and the Eagan Hotel, as well as any future loan agreements that the Company may enter into with Western State Bank, are cross-defaulted and cross-collateralized with each other. The Line of Credit, including all cross-collateralized debt, is guaranteed by the Company, as well as Corey Maple, the Company’s Chief Executive Officer.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information in this Report set forth under Item 1.01 regarding the Line of Credit is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LODGING FUND REIT III, INC.

Dated: February 14, 2020	BY:	/s/ Corey R. Maple
Corey R. Maple
Chairman of the Board, Chief Executive Officer and Secretary